Silvaco Group, Inc. (Nasdaq: SVCO) Financial Supplement Key Takeaways • Acquired 9 new customers across key markets including AI infrastructure (Power, Memory, Foundry) Photonics, and IoT markets, which represented approximately 23% of gross bookings for the quarter. We also expanded opportunities with existing customers, which accounted for 38% of gross bookings. • Gained momentum with Power, Photonics, and Advanced CMOS customers as they expand adoption of the FTCO platform for their next-generation product development. We announced that Excelliance MOS adopted Silvaco DTCO Flow for next generation silicon carbide devices and our partnership with Korean Kyung Hee University’s Professor Jin Jang on FTCO for next generation display technologies. • Expanded SAM by an estimated $600 million with the acquisitions of Cadence’s PPC product line and Tech-X Corporation. • Faraday Technology selected Silvaco FlexCAN IP for advanced automotive ASIC design. • ProMOS adopted our Victory TCAD solution for the development of next generation silicon photonics devices. • On April 29, 2025, Silvaco closed the acquisition of Tech-X Corporation, expanding our product offerings into wafer-level and photonics digital twin modeling. • Beginning with this quarter, we will be providing a new performance metric called Annual Contract Value, or ACV. We believe that ACV will be a more meaningful metric for measuring the underlying performance and health of the business. In particular ACV lowers the impact of quarterly volatility in revenue that results from ASC 606 revenue accounting rules. Q1'25 Other Financial Highlights • Revenue of $14.1 million, down 11% year-over-year, down 21% quarter-over- quarter. • TCAD revenue of $7.9 million, down 26% year-over-year. • EDA revenue of $5.1 million, up 8% year-over-year. • SIP revenue of $1.1 million, up 89% year-over-year. • GAAP gross profit and GAAP gross margin were $11.1 million and 79%, respectively, which includes the impact of $0.2 million in stock-based compensation, $0.2 million in amortization of acquired intangibles, and $8,000 of acquisition-related professional fees and retention bonus, down from $13.9 million and 88% year over year. • GAAP net loss of $(19.3) million, compared to a GAAP net income of $1.4 million in Q1 2024. • GAAP basic and diluted net loss per share of $(0.67), compared to GAAP basic and diluted net income per share of $(0.07). • As of March 31, 2025, cash and cash equivalents and marketable securities totaled $74.5 million. x Q2'25 Outlook (See Note 1) Based on current business trends and conditions, the Company expects for second quarter 2025 the following: • Gross bookings in the range of $14.0 million to $18.0 million, which would compare to $19.5 million in the second quarter of 2024. • Revenue in the range of $12.0 million to $16.0 million, which would compare to $15.0 million in the second quarter of 2024. • Non-GAAP gross margin to be in the range of 80% to 83%, which would compare to 86% in the second quarter of 2024. • Non-GAAP operating loss in the range of ($4.0) million to ($2.0) million, compared to non-GAAP operating income of $1.7 million in the second quarter of 2024. • Non-GAAP diluted net loss per share in the range of ($0.10) to ($0.03), compared to net income per share of $0.07 in the second quarter of 2024. FY 2025 Outlook (See Note 1) Based on current business trends and conditions, the Company expects for full year 2025, the following: • Gross bookings in the range of $67.0 million to $74.0 million, which would represent a 2% to 13% increase from $65.8 million in 2024. • Revenue of $64.0 million to $70.0 million, which would represent a 7% to 17% increase from $59.7 million in 2024. • Non-GAAP gross margin in the range of 83% to 86%, which would compare to 86% in 2024. • Non-GAAP operating (loss) income in the range of ($2.0) million to $1.0 million, which would compare to $5.5 million income in 2024. • Non-GAAP diluted net (loss) income per share in the range of $(0.07) net loss per share to $0.03 net income per share, compared to $0.25 net income per share in 2024. Note 1: As of May 7, 2025, Silvaco is providing updated guidance for its second quarter of 2025 and its full-year 2025, which represents Silvaco’s current estimates on its operations and financial results. The financial information below represents forward-looking financial information and in some instances forward-looking, non-GAAP financial information, including estimates of non-GAAP gross margin, non-GAAP operating income (loss) and non-GAAP diluted net income (loss) per share. GAAP gross margin is the most comparable GAAP measure to non-GAAP gross margin and GAAP operating income (loss) is the most comparable GAAP measure to non-GAAP operating income (loss). GAAP diluted net income (loss) per share is the most comparable GAAP measure to non-GAAP diluted net income (loss) per share. Non-GAAP gross margin differs from GAAP gross margin in that it excludes items such as stock-based compensation expense, amortization of acquired intangible assets, and acquisition-related professional fees and retention bonuses. Non- GAAP operating income (loss) differs from GAAP operating income (loss) in that it excludes items such as acquisition-related estimated litigation claim and legal costs, stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, and IPO preparation costs. Non-GAAP diluted net income (loss) per share differs from GAAP diluted net income (loss) per share in that it excludes certain costs, including IPO preparation costs, acquisition-related estimated litigation claim and legal costs, stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, change in fair value of contingent consideration, foreign exchange (gain) loss, and the income tax effect on non-GAAP items. Silvaco is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Silvaco has not provided guidance for GAAP gross margin, GAAP operating income or GAAP diluted net income (loss) per share or a reconciliation of the forward-looking non-GAAP gross margin or non-GAAP operating income or non-GAAP diluted net income (loss) per share guidance to GAAP gross margin or GAAP operating income or GAAP diluted net income (loss) per share, respectively. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods. x Silvaco Group, Inc. Financial Results 1

Silvaco Group, Inc. (Nasdaq: SVCO)

Financial Metrics ($ in '000s, except Per Share Data and Headcount)

GAAP Financial Metrics	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	See Note 1 FY23	FY24
Revenue	$ 14,291	$ 12,525	$ 14,944	$ 12,486	$ 15,889	$ 14,960	$ 10,972	$ 17,859	$ 14,092	$ 46,474	$ 54,246	$ 59,680
YoY Change %	5%	10%	27%	27%	11%	19%	(27%)	43%	(11%)	11%	17%	10%
GAAP Cost of Revenues	$ 2,025	$ 2,373	$ 2,274	$ 2,682	$ 1,973	$ 4,861	$ 2,786	$ 2,422	$ 3,016	$ 8,887	$ 9,354	$ 12,042
GAAP Gross Profit	$ 12,266	$ 10,152	$ 12,670	$ 9,804	$ 13,916	$ 10,099	$ 8,186	$ 15,437	$ 11,076	$ 37,587	$ 44,892	$ 47,638
GAAP Gross Margin	86%	81%	85%	79%	88%	68%	75%	86%	79%	81%	83%	80%
GAAP Operating Expenses	$ 10,733	$ 10,357	$ 10,928	$ 11,740	$ 11,528	$ 47,888	$ 15,488	$ 13,013	$ 30,708	$ 39,460	$ 43,758	$ 87,917
GAAP Operating Expenses % of Sales	75%	83%	73%	94%	73%	320%	141%	73%	218%	85%	81%	147%
GAAP Operating Income (Loss)	$ 1,533	$ (205)	$ 1,742	$ (1,936)	$ 2,388	$ (37,789)	$ (7,302)	$ 2,424	$ (19,632)	$ (1,873)	$ 1,134	$ (40,279)
GAAP Operating Margin	11%	(2%)	12%	(16%)	15%	(253%)	(67%)	14%	(139%)	(4%)	2%	(67%)
GAAP Net Income (Loss)	$ 814	$ (331)	$ 1,448	$ (2,247)	$ 1,378	$ (38,388)	$ (6,551)	$ 4,157	$ (19,273)	$ (3,928)	$ (316)	$ (39,404)
GAAP Net Income (Loss) Margin	6%	(3%)	10%	(18%)	9%	(257%)	(60%)	23%	(137%)	(8%)	(1%)	(66%)
GAAP Diluted Net Income (Loss) Per Share	$ 0.04	$ (0.02)	$ 0.07	$ (0.11)	$ 0.07	$ (1.55)	$ (0.23)	$ 0.14	$ (0.67)	$ (0.20)	$ (0.02)	$ (1.53)
Shares Diluted (See Note 2)	20,000	20,000	20,000	20,000	20,000	24,811	29,048	28,849	28,694	20,000	20,000	25,673
Net Cash (Used In) Provided By Operating Activities	$ 501	$ 1,665	$ (1,835)	$ 849	$ (2,572)	$ (6,222)	$ (1,873)	$ (9,107)	$ (1,135)	$ (2,097)	$ 1,180	$ (6,966)

Non-GAAP Financial Metrics (See Note 3)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
Non-GAAP Cost of Revenue	$ 2,025	$ 2,373	$ 2,274	$ 2,682	$ 1,973	$ 2,145	$ 2,224	$ 1,899	$ 2,560	$ 8,887	$ 9,354	$ 8,241
Non-GAAP Gross Profit	$ 12,266	$ 10,152	$ 12,670	$ 9,804	$ 13,916	$ 12,815	$ 8,748	$ 15,960	$ 11,532	$ 37,587	$ 44,892	$ 51,439
Non-GAAP Gross Margin	86%	81%	85%	79%	88%	86%	80%	89%	82%	81%	83%	86%
Non-GAAP Operating Expenses	$ 10,128	$ 9,339	$ 9,926	$ 11,098	$ 10,598	$ 11,155	$ 11,313	$ 12,836	$ 14,027	$ 35,292	$ 40,491	$ 45,902
Non-GAAP Operating Expenses % of Sales	71%	75%	66%	89%	67%	75%	103%	72%	100%	76%	75%	77%
Non-GAAP Operating Income (Loss)	$ 2,138	$ 813	$ 2,744	$ (1,294)	$ 3,318	$ 1,660	$ (2,565)	$ 3,124	$ (2,495)	$ 2,295	$ 4,401	$ 5,537
Non-GAAP Operating Margin	15%	6%	18%	(10%)	21%	11%	(23%)	17%	(18%)	5%	8%	9%
Non-GAAP Net Income (Loss)	$ 1,919	$ 839	$ 2,326	$ (1,642)	$ 2,397	$ 1,840	$ (1,829)	$ 4,268	$ (1,901)	$ 417	$ 3,442	$ 6,676
Non-GAAP Net Income (Loss) Margin	13%	7%	16%	(13%)	15%	12%	(17%)	24%	(13%)	1%	6%	11%
Non-GAAP Diluted Net Income (Loss) Per Share	$ 0.10	$ 0.04	$ 0.12	$ (0.08)	$ 0.12	$ 0.07	$ (0.06)	$ 0.15	$ (0.07)	$ 0.02	$ 0.17	$ 0.25
Non-GAAP Shares Diluted (See Note 2)	20,000	20,000	20,000	20,000	20,000	24,811	29,048	28,849	28,694	20,000	20,000	26,842
Free Cash Flow	$ 324	$ 1,640	$ (1,848)	$ 725	$ (2,582)	$ (6,268)	$ (2,161)	$ (9,268)	$ (1,231)	$ (2,186)	$ 841	$ (20,279)
Headcount										251	267	279

Silvaco Group, Inc. Financial Results

2

Silvaco Group, Inc. (Nasdaq: SVCO)

Supplemental Sales Information ($ in '000s)

Revenue by Item Category	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	See Note 1 FY23	FY24
Software License	$ 10,665	$ 8,845	$ 11,083	$ 8,738	$ 12,258	$ 11,023	$ 6,840	$ 13,870	$ 10,009	$ 34,411	$ 39,331	$ 43,991
% of Total Revenue	75%	71%	74%	70%	77%	74%	62%	78%	71%	74%	73%	74%
YoY Change %	(1%)	12%	20%	35%	15%	25%	(38%)	59%	(18%)	16%	14%	12%
Maintenance and Service	$ 3,626	$ 3,680	$ 3,861	$ 3,748	$ 3,631	$ 3,937	$ 4,132	$ 3,989	$ 4,083	$ 12,063	$ 14,915	$ 15,689
% of Total Revenue	25%	29%	26%	30%	23%	26%	38%	22%	29%	26%	27%	26%
YoY Change %	32%	5%	55%	12%	0%	7%	7%	6%	12%	(2%)	24%	5%
Total Revenue	$ 14,291	$ 12,525	$ 14,944	$ 12,486	$ 15,889	$ 14,960	$ 10,972	$ 17,859	$ 14,092	$ 46,474	$ 54,246	$ 59,680
YoY Change %	5%	10%	27%	27%	11%	19%	(27%)	43%	(11%)	11%	17%	10%

Revenue by Product Line	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
TCAD	$ 8,773	$ 7,780	$ 7,876	$ 7,725	$ 10,605	$ 10,388	$ 6,485	$ 12,737	$ 7,896	$ 26,914	$ 32,154	$ 40,215
% of Total Revenue	61%	62%	53%	62%	67%	69%	59%	71%	56%	58%	59%	67%
YoY Change %	17%	19%	2%	50%	21%	34%	(18%)	65%	(26%)	11%	19%	25%
EDA	$ 4,185	$ 2,489	$ 4,579	$ 2,708	$ 4,709	$ 2,988	$ 2,644	$ 4,247	$ 5,108	$ 11,140	$ 13,961	$ 14,588
% of Total Revenue	29%	20%	31%	22%	30%	20%	24%	24%	36%	24%	26%	24%
YoY Change %	17%	(12%)	97%	13%	13%	20%	(42%)	57%	8%	(6%)	25%	4%
SIP	$ 1,333	$ 2,256	$ 2,489	$ 2,053	$ 575	$ 1,584	$ 1,843	$ 875	$ 1,088	$ 8,420	$ 8,131	$ 4,877
% of Total Revenue	9%	18%	17%	16%	4%	11%	17%	5%	8%	18%	15%	8%
YoY Change %	(46%)	12%	45%	(9%)	(57%)	(30%)	(26%)	(57%)	89%	40%	(3%)	(40%)
Total Revenue	$ 14,291	$ 12,525	$ 14,944	$ 12,486	$ 15,889	$ 14,960	$ 10,972	$ 17,859	$ 14,092	$ 46,474	$ 54,246	$ 59,680
YoY Change %	5%	10%	27%	27%	11%	19%	(27%)	43%	(11%)	11%	17%	10%

Revenue by Geography	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
Americas	$ 4,994	$ 3,680	$ 4,640	$ 3,596	$ 4,331	$ 7,622	$ 3,348	$ 7,157	$ 2,854	$ 15,215	$ 16,910	$ 22,458
% of Total Revenue	35%	29%	31%	29%	27%	51%	31%	40%	20%	33%	31%	38%
APAC	7,359	7,719	9,179	7,866	9,745	$ 6,191	$ 6,457	$ 9,245	$ 9,285	27,440	32,123	$ 31,638
% of Total Revenue	51%	62%	61%	63%	61%	41%	59%	52%	66%	59%	59%	53%
EMEA	1,938	1,126	1,125	1,024	1,813	$ 1,147	$ 1,167	$ 1,457	$ 1,953	3,819	5,213	$ 5,584
% of Total Revenue	14%	9%	8%	8%	12%	8%	10%	8%	14%	8%	10%	9%
Total Revenue	$ 14,291	$ 12,525	$ 14,944	$ 12,486	$ 15,889	$ 14,960	$ 10,972	$ 17,859	$ 14,092	$ 46,474	$ 54,246	$ 59,680
YoY Change %	5%	10%	27%	27%	11%	19%	(27%)	43%	(11%)	11%	17%	10%

Silvaco Group, Inc. Financial Results

3

Silvaco Group, Inc. (Nasdaq: SVCO)

Supplemental Sales Information ($ in '000s)

New Bookings by Product Line	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
TCAD	$ 10,999	$ 8,022	$ 7,894	$ 8,494	$ 12,191	$ 14,246	$ 6,225	$ 14,255	$ 7,048	$ 29,539	$ 35,409	$ 46,917
% of Total Bookings	70%	56%	63%	55%	76%	73%	63%	70%	52%	59%	61%	71%
YoY Change %	31%	24%	6%	18%	11%	78%	(21%)	68%	(42%)	11%	20%	32%
EDA	$ 3,205	$ 4,255	$ 3,335	$ 4,179	$ 3,800	$ 3,521	$ 2,652	$ 5,454	$ 5,642	$ 13,991	$ 14,974	$ 15,427
% of Total Bookings	20%	30%	27%	27%	24%	18%	27%	27%	41%	28%	26%	23%
YoY Change %	(24%)	26%	20%	14%	19%	(17%)	(20%)	31%	48%	(2%)	7%	3%
SIP	$ 1,464	$ 2,084	$ 1,257	$ 2,891	$ 121	$ 1,711	$ 998	$ 602	$ 991	$ 6,164	$ 7,696	$ 3,431
% of Total Bookings	9%	15%	10%	19%	1%	9%	10%	3%	7%	12%	13%	5%
YoY Change %	(5%)	52%	(27%)	88%	(92%)	(18%)	(21%)	(79%)	719%	(5%)	25%	(55%)
Total Bookings	$ 15,667	$ 14,362	$ 12,486	$ 15,565	$ 16,112	$ 19,478	$ 9,875	$ 20,310	$ 13,681	$ 49,695	$ 58,080	$ 65,775
YoY Change %	11%	28%	4%	25%	3%	36%	(21%)	30%	(15%)	5%	17%	13%
Remaining Performance Obligation				$ 29,818	$ 29,098	$ 33,181	$ 32,592	$ 34,287	$ 33,699	$ 26,990	$ 29,818	$ 34,287

Silvaco Group, Inc. (Nasdaq: SVCO)

Safe Harbor Statement

Safe Harbor Statement

This financial supplement contains forward-looking statements based on Silvaco Group, Inc.'s current expectations. The words "believe", "estimate", "expect", "intend", "anticipate", "plan", "project", "will", and similar phrases as they relate to Silvaco Group, Inc. are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco Group, Inc. and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers' end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers' businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in tariffs, interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our expectations regarding the outcome of any ongoing litigation; (t) our ability to successfully integrate recent acquisitions; (u) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (v) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (w) our status as a controlled company; and (x) our use of the net proceeds from our initial public offering.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting Silvaco's business is contained in Silvaco's filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco's website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligation to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Silvaco Group, Inc. Financial Results

4

Silvaco Group, Inc. (Nasdaq: SVCO) Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s, except Per Share Data) Discussion of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per share. We use these non-GAAP financial measures for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons. We define non-GAAP gross profit and non-GAAP gross margin as our GAAP gross profit and GAAP gross margin adjusted to exclude certain costs, including stock-based compensation expense, amortization of acquired intangible assets, payroll tax from the IPO lock-up release, and acquisition-related professional fees and retention bonuses. We define non-GAAP operating income (loss), as our GAAP operating income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related estimated litigation claim and legal costs, stock-based compensation expense, amortization of acquired intangible assets, impairment charges, payroll tax from the IPO lock-up release, executive severance costs, and acquisition-related professional fees and retention bonuses. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related estimated litigation claim and legal costs, stock-based compensation expense, amortization of acquired intangible assets, impairment charges, payroll tax from the IPO lock-up release, executive severance costs, acquisition-related professional fees and retention bonuses, change in fair value of contingent consideration, foreign exchange (gain) loss, loss on debt extinguishment, and the income tax effect on non-GAAP items. Our non-GAAP diluted net income (loss) per share is calculated in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results. Certain items are excluded from our non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP gross profit, GAAP gross margin, GAAP operating income (loss), and GAAP net income (loss) for these items to arrive at non-GAAP gross profit, non- GAAP gross margin, non-GAAP operating income (loss), and non-GAAP net income (loss) because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non- GAAP diluted net income (loss) per share provide meaningful supplemental information regarding our performance. We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. x Silvaco Group, Inc. Financial Results 5

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s, except Per Share Data)

											Unaudited	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	FY23	FY24
GAAP Cost of Revenue	$ 2,025	$ 2,373	$ 2,274	$ 2,682	$ 1,973	$ 4,861	$ 2,786	$ 2,422	$ 3,016	$ 8,887	$ 9,354	$ 12,042
Add: Stock Based Compensation	-	-	-	-	-	(2,467)	(313)	(194)	(199)	-	-	(2,974)
Add: Amortization of acquired intangible assets	-	-	-	-	-	(249)	(249)	(249)	(249)	-	-	(747)
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	(8)	-	-	-
Add: Payroll tax related to IPO lockup release	-	-	-	-	-	-	-	(80)	-	-	-	(80)
Non-GAAP Cost of Revenue	$ 2,025	$ 2,373	$ 2,274	$ 2,682	$ 1,973	$ 2,145	$ 2,224	$ 1,899	$ 2,560	$ 8,887	$ 9,354	$ 8,241
GAAP Gross Profit	$ 12,266	$ 10,152	$ 12,670	$ 9,804	$ 13,916	$ 10,099	$ 8,186	$ 15,437	$ 11,076	$ 37,587	$ 44,892	$ 47,638
Add: Stock Based Compensation	-	-	-	-	-	2,467	313	194	199	-	-	2,974
Add: Amortization of acquired intangible assets	-	-	-	-	-	249	249	249	249	-	-	747
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	8	-	-	-
Add: Payroll tax related to IPO lockup release	-	-	-	-	-	-	-	80	-	-	-	80
Non-GAAP Gross Profit	$ 12,266	$ 10,152	$ 12,670	$ 9,804	$ 13,916	$ 12,815	$ 8,748	$ 15,960	$ 11,532	$ 37,587	$ 44,892	$ 51,439
GAAP Operating Expenses	$ 10,733	$ 10,357	$ 10,928	$ 11,740	$ 11,528	$ 47,888	$ 15,488	$ 13,013	$ 30,708	$ 39,460	$ 43,758	$ 87,917
Less: Stock Based Compensation	-	-	-	-	-	(19,362)	(2,246)	(2,333)	(2,078)	-	-	(23,941)
Less: Acquisition-related estimated litigation claim and legal costs	(236)	(233)	(723)	(515)	(594)	(16,717)	(1,883)	3,259	(13,795)	(1,340)	(1,707)	(15,935)
Less: IPO preparation costs	(268)	(711)	(197)	(45)	(266)	(607)	-	-	-	(1,429)	(1,221)	(873)
Less: Regulatory Compliance Costs	-	-	-	-	-	-	-	-	-	(523)	-	-
Less: Amortization of acquired intangible assets	(101)	(74)	(82)	(82)	(70)	(47)	(46)	(43)	(113)	(316)	(339)	(206)
Less: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	(695)	-	-	-
Less: Payroll tax related to IPO lock up release	-	-	-	-	-	-	-	(645)	-	-	-	(645)
Less: Impairment Charges	-	-	-	-	-	-	-	-	-	(560)	-	-
Less: Executive Severance	-	-	-	-	-	-	-	(415)	-	-	-	(415)
Non-GAAP Operating Expenses	$ 10,128	$ 9,339	$ 9,926	$ 11,098	$ 10,598	$ 11,155	$ 11,313	$ 12,836	$ 14,027	$ 35,292	$ 40,491	$ 45,902
GAAP Operating Income (Loss)	$ 1,533	$ (205)	$ 1,742	$ (1,936)	$ 2,388	$ (37,789)	$ (7,302)	$ 2,424	$ (19,632)	$ (1,873)	$ 1,134	$ (40,279)
Add: Stock Based Compensation	-	-	-	-	-	21,829	2,559	2,527	2,277	-	-	26,915
Add: Acquisition-related estimated litigation claim and legal costs	236	233	723	515	594	16,717	1,883	(3,259)	13,795	1,340	1,707	15,935
Add: IPO preparation costs	268	711	197	45	266	607	-	-	-	1,429	1,221	873
Add: Regulatory Compliance Costs	-	-	-	-	-	-	-	-	-	523	-	-
Add: Amortization of acquired intangible assets	101	74	82	82	70	296	295	292	362	316	339	953
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	703	-	-	-
Add: Payroll tax related to IPO lockup release	-	-	-	-	-	-	-	725	-	-	-	725
Add: Impairment Charges	-	-	-	-	-	-	-	-	-	560	-	-
Add: Executive Severance	-	-	-	-	-	-	-	415	-	-	-	415
Non-GAAP Operating Income (Loss)	$ 2,138	$ 813	$ 2,744	$ (1,294)	$ 3,318	$ 1,660	$ (2,565)	$ 3,124	$ (2,495)	$ 2,295	$ 4,401	$ 5,537
GAAP Net Income (Loss)	$ 814	$ (331)	$ 1,448	$ (2,247)	$ 1,378	$ (38,388)	$ (6,551)	$ 4,157	$ (19,273)	$ (3,928)	$ (316)	$ (39,404)
Add: Stock Based Compensation	-	-	-	-	-	21,829	2,559	2,527	2,277	-	-	26,915
Add: Acquisition-related estimated litigation claim and legal costs	236	233	723	515	594	16,717	1,883	(3,259)	13,795	1,340	1,707	15,935
Add: IPO preparation costs	268	711	197	45	266	607	-	-	-	1,429	1,221	873
Add: Regulatory Compliance Costs	-	-	-	-	-	-	-	-	-	523	-	-
Add: Amortization of acquired intangible assets	101	74	82	82	70	296	295	292	362	316	339	953
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	703	-	-	-
Add: Payroll tax related to IPO lockup release	-	-	-	-	-	-	-	725	-	-	-	725
Add: Impairment Charges	-	-	-	-	-	-	-	-	-	560	-	-
Add: Executive Severance	-	-	-	-	-	-	-	415	-	-	-	415
Add: Foreign Exchange Gain (Loss)	247	168	(77)	(3)	130	114	174	(14)	205	525	335	404
Add: Change in Fair Value of Contingent Consideration	276	65	(9)	(7)	(8)	(10)	-	(9)	35	(211)	325	(27)
Add: (Gain) Loss on Debt Extinguishment	-	-	-	-	-	718	-	-	-	-	-	718
Less: Income Tax effect of Non-GAAP Items	(23)	(81)	(38)	(27)	(33)	(43)	(189)	(566)	(5)	(137)	(169)	(831)
Non-GAAP Net Income (Loss)	$ 1,919	$ 839	$ 2,326	$ (1,642)	$ 2,397	$ 1,840	$ (1,829)	$ 4,268	$ (1,901)	$ 417	$ 3,442	$ 6,676

Silvaco Group, Inc. Financial Results

6

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s, except Per Share Data)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
GAAP Diluted Net Income (Loss) Per Share	$ 0.04	$ (0.02)	$ 0.07	$ (0.11)	$ 0.07	$ (1.55)	$ (0.23)	$ 0.14	$ (0.67)	$ (0.20)	$ (0.02)	$ (1.53)
Add: Stock Based Compensation	-	-	-	-	-	0.88	0.09	0.09	0.08	-	-	1.00
Add: Acquisition-related estimated litigation claim and legal costs	0.01	0.01	0.04	0.03	0.03	0.67	0.06	(0.11)	0.48	0.07	0.09	0.59
Add: IPO preparation costs	0.01	0.04	0.01	0.00	0.01	0.02	-	-	-	0.07	0.06	0.03
Add: Regulatory Compliance Costs	-	-	-	-	-	-	-	-	-	0.03	-	-
Add: Amortization of acquired intangible assets	0.01	0.00	0.00	0.00	0.00	0.01	0.01	0.01	0.01	0.02	0.02	0.04
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	0.02	-	-	-
Add: Payroll tax related to IPO lockup release	-	-	-	-	-	-	-	0.03	-	-	-	0.03
Add: Impairment Charges	-	-	-	-	-	-	-	-	-	0.03	-	-
Add: Executive Severance	-	-	-	-	-	-	-	0.01	-	-	-	0.02
Add: Foreign Exchange Gain (Loss)	0.01	0.01	(0.00)	(0.00)	0.01	0.00	0.01	(0.00)	0.01	0.03	0.02	0.02
Add: Change in Fair Value of Contingent Consideration	0.01	0.00	(0.00)	(0.00)	(0.00)	(0.00)	-	(0.00)	0.00	(0.01)	0.02	(0.00)
Add: (Gain) Loss on Debt Extinguishment	-	-	-	-	-	0.03	-	-	-	-	-	0.03
Less: Income Tax effect of Non-GAAP Items	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)	(0.02)	(0.00)	(0.01)	(0.01)	(0.03)
Non-GAAP Diluted Net Income (Loss) Per Share	$ 0.10	$ 0.04	$ 0.12	$ (0.08)	$ 0.12	$ 0.07	$ (0.06)	$ 0.15	$ (0.07)	$ 0.02	$ 0.17	$ 0.25
Shares used in GAAP and Non-GAAP												
Net Income (Loss) Per Share - Basic	20,000	20,000	20,000	20,000	20,000	24,811	29,048	28,734	28,694	20,000	20,000	25,673
Net Income (Loss) Per Share - Diluted	20,000	20,000	20,000	20,000	20,000	24,811	29,048	28,849	28,694	20,000	20,000	26,842

Silvaco Group, Inc. Financial Results

7

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I (continued) - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s)

											Unaudited	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	FY23	FY24
GAAP Cost of Revenue	14%	19%	15%	21%	12%	32%	25%	14%	21%	19%	17%	20%
Add: Stock Based Compensation	0%	0%	0%	0%	0%	-16%	-3%	-1%	-1%	0%	0%	-5%
Add: Amortization of acquired intangible assets	0%	0%	0%	0%	0%	-2%	-2%	-1%	-2%	0%	0%	-1%
Add: Acquisition-related professional fees and retention bonus	-	-	-	-	-	-	-	-	0%	0%	0%	0%
Add: Payroll tax related to IPO lockup release	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Non-GAAP Cost of Revenue	14%	19%	15%	21%	12%	14%	20%	11%	18%	19%	17%	14%
GAAP Gross Margin	86%	81%	85%	79%	88%	68%	75%	86%	79%	81%	83%	80%
Add: Stock Based Compensation	0%	0%	0%	0%	0%	16%	3%	1%	1%	0%	0%	5%
Add: Amortization of acquired intangible assets	0%	0%	0%	0%	0%	2%	2%	1%	2%	0%	0%	1%
Add: Acquisition-related professional fees and retention bonus	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Add: Payroll tax related to IPO lockup release	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Non-GAAP Gross Margin	86%	81%	85%	79%	88%	86%	80%	89%	82%	81%	83%	86%
GAAP Operating Expenses % of Sales	75%	83%	73%	94%	73%	320%	141%	73%	218%	85%	81%	147%
Less: Stock Based Compensation	0%	0%	0%	0%	0%	-129%	-20%	-13%	-15%	0%	0%	-40%
Less: Acquisition-related estimated litigation claim and legal costs	-2%	-2%	-5%	-4%	-4%	-112%	-17%	18%	-98%	-3%	-3%	-27%
Less: IPO preparation costs	-2%	-6%	-1%	0%	-2%	-4%	0%	0%	0%	-3%	-2%	-1%
Less: Regulatory Compliance Costs	0%	0%	0%	0%	0%	0%	0%	0%	0%	-1%	0%	0%
Less: Amortization of acquired intangible assets	-1%	-1%	-1%	-1%	0%	0%	0%	0%	-1%	-1%	-1%	0%
Less: Acquisition-related professional fees and retention bonus	0%	0%	0%	0%	0%	0%	0%	0%	-5%	0%	0%	0%
Less: Payroll tax related to IPO lock up release	0%	0%	0%	0%	0%	0%	0%	-4%	0%	0%	0%	-1%
Less: Impairment Charges	0%	0%	0%	0%	0%	0%	0%	0%	0%	-1%	0%	0%
Less: Executive Severance	0%	0%	0%	0%	0%	0%	0%	-2%	0%	0%	0%	-1%
Non-GAAP Operating Expenses % of Sales	71%	75%	66%	89%	67%	75%	103%	72%	100%	76%	75%	77%
GAAP Operating Margin	11%	-2%	12%	-16%	15%	-253%	-67%	14%	-139%	-4%	2%	-67%
Add: Stock Based Compensation	0%	0%	0%	0%	0%	146%	23%	14%	16%	0%	0%	45%
Add: Acquisition-related estimated litigation claim and legal costs	2%	2%	5%	4%	4%	112%	17%	-18%	98%	3%	3%	27%
Add: IPO preparation costs	2%	6%	1%	0%	2%	4%	0%	0%	0%	3%	2%	1%
Add: Regulatory Compliance Costs	0%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Add: Amortization of acquired intangible assets	1%	1%	1%	1%	0%	2%	3%	2%	3%	1%	1%	2%
Add: Acquisition-related professional fees and retention bonus	0%	0%	0%	0%	0%	0%	0%	0%	5%	0%	0%	0%
Add: Payroll tax related to IPO lockup release	0%	0%	0%	0%	0%	0%	0%	4%	0%	0%	0%	1%
Add: Impairment Charges	0%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Add: Executive Severance	0%	0%	0%	0%	0%	0%	0%	2%	0%	0%	0%	1%
Non-GAAP Operating Margin	15%	6%	18%	-10%	21%	11%	-23%	17%	-18%	5%	8%	9%
GAAP Net Income (Loss) Margin	6%	-3%	10%	-18%	9%	-257%	-60%	23%	-137%	-8%	-1%	-66%
Add: Stock Based Compensation	0%	0%	0%	0%	0%	146%	23%	14%	16%	0%	0%	45%
Less: Acquisition-related estimated litigation claim and legal costs	2%	2%	5%	4%	4%	112%	17%	-18%	98%	3%	3%	27%
Add: IPO preparation costs	2%	6%	1%	0%	2%	4%	0%	0%	0%	3%	2%	1%
Add: Regulatory Compliance Costs	0%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Add: Amortization of acquired intangible assets	1%	1%	1%	1%	0%	2%	3%	2%	3%	1%	1%	2%
Add: Acquisition-related professional fees and retention bonus	0%	0%	0%	0%	0%	0%	0%	0%	5%	0%	0%	0%
Add: Payroll tax related to IPO lockup release	0%	0%	0%	0%	0%	0%	0%	4%	0%	0%	0%	1%
Add: Impairment Charges	0%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Add: Executive Severance	0%	0%	0%	0%	0%	0%	0%	2%	0%	0%	0%	1%
Add: Foreign Exchange Gain (Loss)	2%	1%	-1%	0%	1%	1%	2%	0%	1%	1%	1%	1%
Add: Change in Fair Value of Contingent Consideration	2%	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%
Add: (Gain) Loss on Debt Extinguishment	0%	0%	0%	0%	0%	5%	0%	0%	0%	0%	0%	1%
Less: Income Tax effect of Non-GAAP Items	0%	-1%	0%	0%	0%	0%	-2%	-3%	0%	0%	0%	-1%
Non-GAAP Net Income (Loss) Margin	13%	7%	16%	-13%	15%	12%	-17%	24%	-13%	1%	6%	11%

Silvaco Group, Inc. Financial Results 8

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I (continued) - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY22	Unaudited FY23	FY24
Net Cash (Used In) Provided By Operating Activities	$ 501	$ 1,665	$ (1,835)	$ 849	$ (2,572)	$ (6,222)	$ (1,873)	$ (9,107)	$ (1,135)	$ (2,097)	$ 1,180	$ (19,774)
Less: Capital Expenditures	(177)	(25)	(13)	(124)	(10)	(46)	(288)	(161)	(96)	(89)	(339)	(505)
Free Cash Flow	$ 324	$ 1,640	$ (1,848)	$ 725	$ (2,582)	$ (6,268)	$ (2,161)	$ (9,268)	$ (1,231)	$ (2,186)	$ 841	$ (20,279)

Silvaco Group, Inc. (Nasdaq: SVCO)

Footnotes

Note 1: Annual figures derived from audited consolidated financial statements which are available in our Form S-1, draft Form S-1 filings and Form 10-K at SEC.GOV.

Note 2: On April 29, 2024, the Company effected a 1-for-2 reverse split of its common stock. All of the outstanding equity amounts have been adjusted, on a retroactive basis, to reflect this 1-for-2 reverse stock split for all periods presented. On May 13, 2024, the Company completed the sale of an aggregate of 6,000,000 shares of Common Stock to the public in the IPO.

Note 3: The non-GAAP measures presented should not be considered a substitute for the financial results and measures determined or calculated in accordance with GAAP. See Appendix I for more information and a reconciliation of GAAP to Non-GAAP Financials Measures.

Note 4: GAAP EPS is calculated using either basic or diluted weighted-average shares outstanding, depending on whether GAAP net income or loss was reported for the respective period. Non-GAAP EPS is calculated using diluted weighted-average shares outstanding when Non-GAAP net income is reported. Accordingly, reconciling items are presented on a per-share basis using diluted shares when applicable. As a result, the total of the reconciling items may not mathematically foot to the difference between GAAP and Non-GAAP EPS due to differences in share count treatment.

Silvaco Group, Inc. Financial Results

9